                                   Exhibit 13

                     Anchor National Life Insurance Company

                          FS Variable Separate Account

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS



STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

I.  FS VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

    Annual Return = (Fund Value / 1000) - 1

    UNIT VALUES - (not applicable)


                          Government &    Natural                   Capital      Corporate                 High Yield   Mfs Total
                          Quality Bond   Resources      Growth    Appreciation     Bond       Global Bond     Bond       Return
                          -------------  ----------   ----------  ------------   ---------    -----------  ----------   ---------
Fund Value                  $1,003.37      $993.15     $694.42       $689.52       $985.42       $971.01     $855.28     $864.37
One Year Total Return            0.34%       -0.69%     -30.56%       -31.05%        -1.46%        -2.90%     -14.47%     -13.56%
Period Years                     1.00         1.00        1.00          1.00          1.00          1.00        1.00        1.00


                             Asset                         Davis       Putnam    Mfs Growth &   Alliance     Global     Sunamerica
                           Allocation   Growth-Income  Venture Value   Growth       Income       Growth     Equities     Balanced
                          -----------   -------------  -------------   ------    ------------   --------    --------    ----------

Fund Value                    $836.30       $704.55      $747.74      $651.80      $705.82      $604.86      $646.79      $762.55
One Year Total Return          -16.37%       -29.55%      -25.23%      -34.82%      -29.42%      -39.51%      -35.32%      -23.74%
Period Years                     1.00          1.00         1.00         1.00         1.00         1.00         1.00         1.00

                                                  International             International
                          Federated   Aggressive   Diversified   Emerging     Growth &                    "Dogs" Of
                            Value       Growth      Equities      Markets     Income       Real Estate   Wall Street   Mfs Mid-Cap
                          ---------   ----------  -------------  --------   -------------  -----------   -----------   -----------
Fund Value                  $717.15     $668.48       $630.81     $840.62       $703.68       $972.48       $846.32       $448.57
One Year Total Return        -28.29%     -33.15%       -36.92%     -15.94%       -29.63%        -2.75%       -15.37%       -55.14%
Period Years                   1.00        1.00          1.00        1.00          1.00          1.00          1.00          1.00

                        Goldman Sachs  Blue Chip      Growth                   Foreign      Small & Mid     Emerging
                          Research      Growth     Opportunities   Technology   Value*       Cap Value*     Growth*       Comstock*
                        -------------  ---------   -------------   ----------  -------      -----------     --------      ---------
Fund Value                 $634.26      $624.22        $520.01       $426.70      N/A           N/A            N/A            N/A
One Year Total Return       -36.57%      -37.58%        -48.00%       -57.33%     N/A           N/A            N/A            N/A
Period Years                  1.00         1.00           1.00          1.00     1.00          1.00           1.00           1.00

                                                                                                                  Nations Marsico
                          Growth &     Growth And      Global                       Growth       Nations Hight       Focused
                          Income*      Income Lat*   Growth Afs*   Growth Afs*    Income Afs*     Yield Bond*       Equities*
                          --------    -----------    -----------   -----------    -----------    -------------    ---------------
Fund Value                   N/A          N/A            N/A           N/A            N/A             N/A             N/A
One Year Total Return        N/A          N/A            N/A           N/A            N/A             N/A             N/A
Period Years                1.00         1.00           1.00          1.00           1.00            1.00            1.00


* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II. FS VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 5-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000)/\(1/5) - 1

     UNIT VALUES - (Not applicable)

                  Government &      Natural                       Capital       Corporate                  High Yield   Mfs Total
                  Quality Bond     Resources       Growth       Appreciation       Bond      Global Bond      Bond       Return
                  -------------  -------------  -------------   ------------  -------------  -----------  ------------  -----------
Fund Value        $    1,050.06  $    1,064.85  $    1,000.18   $   1,032.20  $    1,028.88    $1,040.14  $     949.32  $  1,046.73
Five Year Total
 Return                    5.01%          6.48%          0.02%          3.22%          2.89%        4.01%        -5.07%        4.67%
Period Years               5.00           5.00           5.00           5.00           5.00         5.00          5.00         5.00



                      Asset                     Davis Venture       Putnam     Mfs Growth &    Alliance      Global     Sunamerica
                   Allocation    Growth-Income      Value           Growth        Income        Growth      Equities     Balanced
                  -------------  -------------  -------------   ------------  -------------  -----------  ------------  -----------
Fund Value        $      984.10  $      988.36  $      994.82   $     938.63  $      962.71  $    975.07  $     938.26  $    983.50
Five Year Total
 Return                   -1.59%         -1.16%         -0.52%         -6.14%         -3.73%       -2.49%        -6.17%       -1.65%
Period Years               5.00           5.00           5.00           5.00           5.00         5.00          5.00         5.00



                                                International                 International
                    Federated     Aggressive     Diversified       Emerging      Growth &                  "Dogs" Of
                      Value         Growth        Equities         Markets        Income     Real Estate  Wall Street*  Mfs Mid-Cap*
                  -------------  -------------  -------------   ------------  -------------  -----------  ------------  -----------
Fund Value        $      982.71  $      970.74  $      902.29   $     934.13  $      951.43  $    999.39           N/A          N/A
Five Year Total
 Return                   -1.73%         -2.93%         -9.77%         -6.59%         -4.86%       -0.06%          N/A          N/A
Period Years               5.00           5.00           5.00           5.00           5.00         5.00          5.00         5.00



                  Goldman Sachs   Blue Chip        Growth                        Foreign     Small & Mid    Emerging
                    Research*      Growth*      Opportunities*   Technology*      Value*     Cap Value*      Growth*     Comstock*
                  -------------  -------------  -------------   ------------  -------------  -----------  ------------  -----------
Fund Value                  N/A            N/A            N/A            N/A            N/A          N/A           N/A          N/A
Five Year Total
 Return                     N/A            N/A            N/A            N/A            N/A          N/A           N/A          N/A
Period Years               5.00           5.00           5.00           5.00           5.00         5.00          5.00         5.00

                                                                                                                          Nations
                                                                                                            Nations       Marsico
                                   Growth &    Growth And      Global                       Growth        Hight Yield     Focused
                                    Income*    Income Lat*    Growth Afs*   Growth Afs*    Income Afs*        Bond*       Equities*
                                   --------    -----------    -----------   -----------    -----------    -----------     ---------
Fund Value                              N/A            N/A            N/A           N/A            N/A            N/A           N/A
Five Year Total Return                  N/A            N/A            N/A           N/A            N/A            N/A           N/A
Period Years                           5.00           5.00           5.00          5.00           5.00           5.00          5.00


* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

III. FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000)/\(1/10) - 1

     UNIT VALUES - (Not applicable)


                         Government &    Natural                     Capital       Corporate                  High Yield  Mfs Total
                         Quality Bond*  Resources*    Growth*      Appreciation*     Bond*      Global Bond*     Bond*      Return*
                         -------------  ----------  -------------  -------------  ------------  ------------  ----------  ----------
Fund Value                         N/A         N/A            N/A            N/A           N/A           N/A         N/A         N/A
Ten Year Total Return              N/A         N/A            N/A            N/A           N/A           N/A         N/A         N/A
Period Years                     10.00       10.00          10.00          10.00         10.00         10.00       10.00       10.00



                             Asset        Growth-   Davis Venture    Putnam       Mfs Growth &    Alliance       Global   Sunamerica
                          Allocation*     Income*       Value*       Growth*         Income*      Growth*      Equities*   Balanced*
                         -------------  ----------  -------------  -------------  ------------  ------------  ----------  ----------
Fund Value                         N/A         N/A          N/A              N/A           N/A           N/A         N/A         N/A
Ten Year Total Return              N/A         N/A          N/A              N/A           N/A           N/A         N/A         N/A
Period Years                     10.00       10.00        10.00            10.00         10.00         10.00       10.00       10.00

                                                   International            International
                         Federated    Aggressive   Diversified    Emerging     Growth &                   "Dogs" Of
                           Value*       Growth*      Equities*    Markets*     Income*     Real Estate*  Wall Street*  Mfs Mid-Cap*
                         ---------    ----------   -------------  -------   -------------  ------------  -----------   -----------
Fund Value                     N/A           N/A             N/A      N/A             N/A           N/A          N/A           N/A
Ten Year Total Return          N/A           N/A             N/A      N/A             N/A           N/A          N/A           N/A
Period Years                 10.00         10.00           10.00    10.00           10.00         10.00        10.00         10.00

                           Goldman
                             Sachs     Blue Chip       Growth                    Foreign     Small & Mid    Emerging
                           Research*    Growth*     Opportunities* Technology*   Value*       Cap Value*    Growth*     Comstock*
                         -----------   ---------    -------------  -----------   -------     -----------    --------    ---------
Fund Value                      N/A          N/A             N/A           N/A       N/A             N/A         N/A          N/A
Ten Year Total Return           N/A          N/A             N/A           N/A       N/A             N/A         N/A          N/A
Period Years                  10.00        10.00           10.00         10.00     10.00           10.00       10.00        10.00

                                                                                                   Nations     Nations Marsico
                           Growth &     Growth And      Global                       Growth      Hight Yield      Focused
                            Income*    Income Lat*    Growth Afs*   Growth Afs*    Income Afs*      Bond*         Equities*
                         ----------    -----------    ----------    ----------     -----------   -----------   ----------
Fund Value                      N/A            N/A           N/A           N/A             N/A           N/A          N/A
Ten Year Total Return           N/A            N/A           N/A           N/A             N/A           N/A          N/A
Period Years                  10.00          10.00         10.00         10.00           10.00         10.00        10.00

* Standardized 10-year returns for these portfolios are not available because the portfolios were not in the separate account for ten full years.

IV. FS VARIABLE SEPARATE ACCOUNT:  STANDARDIZED LIFETIME RETURNS

    Fund Value = 1000 (31 - December - 2002  / Inception Date Unit Value)

    Annual Return = (Fund Value / 1000)/\(1/period) - 1

                          Government &     Natural               Capital      Corporate                   High Yield    Mfs Total
                          Quality Bond    Resources    Growth  Appreciation     Bond       Global Bond       Bond        Return
                          ------------    ---------    ------  ------------   ---------    -----------    ----------    ---------

Fund Value                    $1,057.08   $1,052.19   $1,082.75   $1,108.61   $1,046.05    $1,058.16   $1,001.94   $1,078.57
Annualized Total
  Return Since Inception           5.71%       5.22%       8.27%      10.86%       4.61%        5.82%       0.19%       7.86%
Period Years                       7.67        7.59        7.74        7.74        7.73         7.67        7.65        7.65

                               Asset                          Davis        Putnam     Mfs Growth &  Alliance    Global   Sunamerica
                             Allocation   Growth-Income   Venture Value    Growth        Income      Growth    Equities   Balanced
                            -----------   -------------   -------------   ---------   ------------  --------   --------  ----------
Fund Value                    $1,050.88       $1,081.17       $1,089.45   $1,034.80    $1,042.30   $1,084.74  $1,003.20   $1,031.83
Annualized Total
  Return Since Inception           5.09%           8.12%           8.95%       3.48%        4.23%       8.47%      0.32%       3.18%
Period Years                       7.69            7.73            7.74        7.74         7.74        7.74       7.62        6.58

                                                     International             International
                            Federated   Aggressive    Diversified    Emerging     Growth &                   "Dogs" Of
                              Value       Growth        Equities     Markets      Income      Real Estate   Wall Street Mfs Mid-Cap
                            ---------   ----------   -------------   --------  -------------  -----------   ----------- -----------
Fund Value                   $1,036.77     $998.62        $962.06      $907.66     $961.84      $1,027.97      $987.07      $849.66
Annualized Total
  Return Since Inception          3.68%      -0.14%         -3.79%       -9.23%      -3.82%          2.80%       -1.29%      -15.03%
Period Years                      6.58        6.58           7.73         5.56        5.56           5.58         3.20         3.20

                             Goldman
                              Sachs       Blue Chip      Growth                     Foreign    Small & Mid    Emerging
                             Research      Growth     Opportunities   Technology    Value*      Cap Value*    Growth*    Comstock*
                             --------     ---------   -------------   ----------    -------    -----------    ---------  ---------
Fund Value                    $689.23      $690.80         $566.95       $415.17    $874.50       $897.32       $850.96    $884.60
Annualized Total
  Return Since Inception       -31.08%      -30.92%         -43.31%       -58.48%    -12.55%       -10.27%       -14.90%    -11.54%
Period Years                     1.98         1.99            1.90          1.95       0.08          0.08          0.08       0.08

                                                                                                                      Nations
                                                                                                         Nations      Marsico
                              Growth &      Growth And      Global                        Growth       Hight Yield    Focused
                               Income*     Income Lat*    Growth Afs*    Growth Afs*    Income Afs*        Bond       Equities
                            ----------     -----------    -----------    -----------    -----------    -----------    --------
Fund Value                     $905.60        $874.10        $878.54        $834.81        $868.31            N/A          N/A
Annualized Total
  Return Since Inception         -9.44%        -12.59%        -12.15%        -16.52%        -13.17%           N/A          N/A
Period Years                      0.08           0.08           0.08           0.08           0.08            N/A          N/A

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV. CALCULATION OF STANDARDIZED ANNUAL RETURN

    UNIT VALUES:

                   Government &      Natural                      Capital       Corporate                  High Yield   Mfs Total
                   Quality Bond     Resources       Growth     Appreciation        Bond      Global Bond      Bond       Return
                   -------------   -----------  -------------  ------------  -------------  ------------  ------------  ----------
Inception Dates         05/03/95      05/30/95       04/06/95      04/06/95       04/12/95      05/02/95      05/08/95    05/08/95
Inception Date
 Unit Value        $       10.00   $     10.00  $       10.00  $      10.00  $       10.00  $      10.00  $      10.00  $    10.00
12/31/2002         $       10.57   $     10.52  $       10.83  $      11.09  $       10.46  $      10.58  $      10.02  $    10.79

                       Asset                        Davis         Putnam     Mfs Growth &     Alliance       Global     Sunamerica
                    Allocation    Growth-Income Venture Value     Growth        Income         Growth       Equities     Balanced
                   -------------   -----------  -------------  ------------  -------------  ------------   -----------  ----------
Inception Dates         04/24/95      04/12/95       04/06/95      04/06/95       04/06/95      04/06/95      05/22/95    06/03/96
Inception Date
 Unit Value        $       10.00   $     10.00  $       10.00  $      10.00  $       10.00  $      10.00  $      10.00  $    10.00
12/31/2002         $       10.51   $     10.81  $       10.89  $      10.35  $       10.42  $      10.85  $      10.03  $    10.32

                                                International                International
                     Federated     Aggressive    Diversified     Emerging      Growth &                    "Dogs" Of
                       Value         Growth       Equities       Markets        Income      Real Estate   Wall Street   Mfs Mid-Cap
                   -------------   -----------  -------------  ------------  -------------  ------------  ------------  ----------
Inception Dates         06/03/96      06/03/96       04/12/95      06/12/97       06/09/97      06/02/97      10/19/99    10/19/99
Inception Date
 Unit Value        $       10.00   $     10.00  $       10.00  $      10.00  $       10.00  $      10.00  $      10.00  $    10.00
12/31/2002         $       10.37   $      9.99  $        9.62  $       9.08  $        9.62  $      10.28  $       9.87  $     8.50

                      Goldman
                       Sachs        Blue Chip      Growth                                   Small & Mid     Emerging
                      Research       Growth     Opportunities   Technology   Foreign Value   Cap Value       Growth      Comstock
                   -------------   -----------  -------------  ------------  -------------  ------------  ------------  ----------
Inception Dates         01/09/01      01/04/01       02/07/01      01/19/01       12/02/02      12/02/02      12/02/02    12/02/02
Inception Date
 Unit Value        $       10.00   $     10.00  $       10.00  $      10.00  $       10.00  $      10.00  $      10.00  $    10.00
12/31/2002         $        6.89   $      6.91  $        5.67  $       4.15  $        8.75  $       8.97  $       8.51  $     8.85

                                                                                                                           Nations
                                                                                                             Nations        Marsico
                                   Growth &    Growth And       Global                        Growth       Hight Yield      Focused
                                    Income     Income Lat     Growth Afs     Growth Afs     Income Afs        Bond*        Equities*
                                   --------    ----------     ----------     ----------     ----------     -----------     ---------
Inception Dates                    12/02/02      12/02/02       12/02/02       12/02/02       12/02/02             N/A           N/A
Inception Date Unit Value            $10.00        $10.00         $10.00         $10.00         $10.00          $10.00        $10.00
12/31/2002                           $ 9.06        $ 8.74         $ 8.79         $ 8.35         $ 8.68         #VALUE!       #VALUE!

I. FS VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 1-YEAR RETURNS

   CALCULATION OF ANNUAL RETURN

   Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

   Annual Return = (Fund Value / 1000) - 1

   UNIT VALUES - (not applicable)

                                  Government &    Natural                 Capital      Corporate               High Yield  Mfs Total
                                  Quality Bond   Resources    Growth    Appreciation     Bond     Global Bond     Bond      Return
                                  -------------  ---------   --------   ------------   ---------  -----------  ----------  ---------
Fund Value                           $1,003.37     $993.15   $694.42        $689.52     $985.42      $971.01     $855.28     $864.37
One Year Total Return                     0.34%      -0.69%   -30.56%        -31.05%      -1.46%       -2.90%     -14.47%    -13.56%
Period Years                              1.00        1.00      1.00           1.00        1.00         1.00        1.00       1.00

                                     Asset                        Davis         Putnam  Mfs Growth & Alliance   Global    Sunamerica
                                  Allocation  Growth-Income   Venture Value     Growth     Income     Growth   Equities    Balanced
                                  ----------  -------------   -------------    -------- ------------ --------  --------   ----------
Fund Value                          $836.30        $704.55         $747.74     $651.80      $705.82  $604.86   $646.79     $762.55
One Year Total Return                -16.37%        -29.55%         -25.23%     -34.82%      -29.42%  -39.51%   -35.32%     -23.74%
Period Years                           1.00           1.00            1.00        1.00         1.00     1.00      1.00        1.00

                                                  International              Internationa
                          Federated   Aggressive   Diversified     Emerging     Growth &                   "Dogs" Of
                            Value       Growth      Equities       Markets       Income     Real Estate   Wall Street    Mfs Mid-Cap
                          ---------   ----------  -------------    --------  ------------   -----------   -----------    -----------
Fund Value                 $717.15      $668.48        $630.81     $840.62       $703.68       $972.48       $846.32        $448.57
One Year Total Return       -28.29%      -33.15%        -36.92%     -15.94%       -29.63%        -2.75%       -15.37%        -55.14%
Period Years                  1.00         1.00           1.00        1.00          1.00          1.00          1.00           1.00

                           Goldman
                            Sachs      Blue Chip      Growth                     Foreign    Small & Mid    Emerging
                          Research       Growth    Opportunities  Technology     Value*      Cap Value*     Growth       Comstock
                          --------     ---------   -------------  ----------     -------    -----------    --------      --------
Fund Value                $634.26       $624.22         $520.01     $426.70          N/A            N/A    $592.80       $717.87
One Year Total Return      -36.57%       -37.58%         -48.00%     -57.33%         N/A            N/A     -40.72%       -28.21%
Period Years                 1.00          1.00            1.00        1.00         1.00           1.00       1.00          1.00

                                                                                                            Nations
                                                                                             Nations        Marsico
                          Growth &    Growth And     Global                     Growth     Hight Yield      Focused
                           Income     Income Lat   Growth Afs    Growth Afs   Income Afs      Bond*        Equities*
                          --------    ----------   ----------    ----------   ----------   -----------     ---------
Fund Value                $769.20       $737.05      $770.26       $673.76      $733.93            N/A           N/A
One Year Total Return      -23.08%       -26.30%      -22.97%       -32.62%      -26.61%           N/A           N/A
Period Years                 1.00          1.00         1.00          1.00         1.00           1.00          1.00

* 1-year returns for these portfolios are not available because the portfolios were not available for one full year.

II.  FS VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value =  1000 (Ending Unit Value/Beginning Unit Value)

     Annual Return = (Fund Value/1000)/\(1/5)-1

     UNIT VALUES - (Not applicable)

                         Government &     Natural                   Capital      Corporate               High Yield     Mfs Total
                         Quality Bond    Resources    Growth      Appreciation     Bond     Global Bond     Bond         Return
                         ------------    ---------   ---------    ------------   ---------  -----------  ----------    ----------
Fund Value                  $1,050.06    $1,064.85   $1,000.18       $1,032.20   $1,028.88    $1,040.14     $949.32    $1,046.73
Five Year Total Return           5.01%        6.48%       0.02%           3.22%       2.89%        4.01%      -5.07%        4.67%
Period Years                     5.00         5.00        5.00            5.00        5.00         5.00        5.00         5.00

                             Asset                         Davis        Putnam   Mfs Growth &     Alliance    Global    Sunamerica
                          Allocation    Growth-Income   Venture Value   Growth      Income         Growth    Equities    Balanced
                          ----------    -------------   -------------  --------  ------------     --------   --------   ----------
Fund Value                  $984.10          $988.36         $994.82   $938.63       $962.71      $975.07    $938.26      $983.50
Five Year Total Return        -1.59%           -1.16%          -0.52%    -6.14%        -3.73%       -2.49%     -6.17%       -1.65%
Period Years                   5.00             5.00            5.00      5.00          5.00         5.00       5.00         5.00

                                                  International              International
                          Federated  Aggressive    Diversified     Emerging    Growth &                    "Dogs" Of
                            Value      Growth       Equities       Markets      Income      Real Estate   Wall Street*  Mfs Mid-Cap*
                          ---------  ----------   -------------    --------  -------------  -----------   ------------  ------------
Fund Value                 $982.71     $970.74         $902.29     $934.13        $951.43      $999.39             N/A           N/A
Five Year Total Return       -1.73%      -2.93%          -9.77%      -6.59%         -4.86%       -0.06%            N/A           N/A
Period Years                  5.00        5.00            5.00        5.00           5.00         5.00            5.00          5.00

                           Goldman
                            Sachs      Blue Chip       Growth                      Foreign   Small & Mid      Emerging
                          Research*     Growth*     Opportunities*   Technology*    Value*    Cap Value*       Growth      Comstock*
                          ---------    ---------    --------------   -----------   -------   ------------    ----------    ---------
Fund Value                      N/A          N/A               N/A           N/A       N/A            N/A    $1,013.04           N/A
Five Year Total Return          N/A          N/A               N/A           N/A       N/A            N/A         1.30%          N/A
Period Years                   5.00         5.00              5.00          5.00      5.00           5.00         5.00          5.00

                                                                                                               Nations
                                                                                                 Nations       Marsico
                          Growth &    Growth And      Global                       Growth      Hight Yield     Focused
                           Income     Income Lat    Growth Afs     Growth Afs    Income Afs       Bond*       Equities*
                          ---------   ----------    ----------     ----------    ----------    -----------    ---------
Fund Value                $1,035.03    $1,015.20     $1,037.02      $1,048.99     $1,018.74            N/A          N/A
Five Year Total Return         3.50%        1.52%         3.70%          4.90%         1.87%           N/A          N/A

Period Years          5.00      5.00     5.00    5.00     5.00     5.00     5.00


* 5 - year returns for these portfolios are not available because the portfolios were not available for five full years.

III. FS VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000)/\(1/10) - 1

     UNIT VALUES - (Not applicable)

                        Government &   Natural                     Capital       Corporate                  High Yield  Mfs Total
                        Quality Bond  Resources      Growth      Appreciation      Bond*      Global Bond*    Bond*      Return*
                        ------------  ----------  ------------   ------------  -----------    -----------  -----------  ---------
Fund Value              $   1,051.32  $ 1,077.42  $   1,068.13   $  1,101.33           N/A            N/A          N/A        N/A
Ten Year Total Return           5.13%       7.74%         6.81%        10.13%          N/A            N/A          N/A        N/A
Period Years                   10.00       10.00         10.00         10.00         10.00          10.00        10.00      10.00

                                                     Davis
                            Asset       Growth-      Venture        Putnam     Mfs Growth &     Alliance      Global    Sunamerica
                         Allocation*    Income*       Value*        Growth*        Income*       Growth*     Equities*   Balanced*
                        ------------  ----------  ------------   -----------   -----------    -----------  -----------  ---------
Fund Value                       N/A         N/A           N/A           N/A           N/A            N/A          N/A        N/A
Ten Year Total Return            N/A         N/A           N/A           N/A           N/A            N/A          N/A        N/A
Period Years                   10.00       10.00         10.00         10.00         10.00          10.00        10.00      10.00

                                                  International                International
                          Federated   Aggressive   Diversified     Emerging      Growth &                   "Dogs" Of
                           Value*      Growth*      Equities*      Markets*       Income*     Real Estate* Wall Street* Mfs Mid-Cap*
                        ------------  ----------  ------------   -----------   -----------    -----------  -----------  ---------
Fund Value                       N/A         N/A           N/A           N/A           N/A            N/A          N/A        N/A

Ten Year Total Return            N/A         N/A           N/A           N/A           N/A            N/A          N/A        N/A
Period Years                   10.00       10.00         10.00         10.00         10.00          10.00        10.00      10.00

                           Goldman
                            Sachs      Blue Chip      Growth                     Foreign     Small & Mid     Emerging
                          Research*      Growth*  Opportunities* Technology*      Value*       Cap Value*     Growth*   Comstock*
                         -----------  ----------  ------------   -----------   -----------   ------------  -----------  ---------
Fund Value                       N/A         N/A           N/A           N/A           N/A            N/A          N/A        N/A
Ten Year Total Return            N/A         N/A           N/A           N/A           N/A            N/A          N/A        N/A
Period Years                   10.00       10.00         10.00         10.00         10.00          10.00        10.00      10.00

                                                                                                            Nations
                                                                                                Nations      Marsico
                          Growth &     Growth And    Global                       Growth         Hight       Focused
                           Income*     Income Lat  Growth Afs*   Growth Afs    Income Afs     Yield Bond*   Equities*
                         -----------  ----------  ------------   -----------   -----------   ------------  -----------
Fund Value                       N/A  $ 1,085.55           N/A   $  1,102.87   $  1,085.86            N/A          N/A
Ten Year Total Return            N/A        8.56%          N/A         10.29%         8.59%           N/A          N/A
Period Years                   10.00       10.00         10.00         10.00         10.00          10.00        10.00

* 10 - year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL LIFETIME RETURNS

    Fund Value = 1000 (31 - December - 2002  / Inception Date Unit Value)

    Annual Return = (Fund Value / 1000)/\(1/period) - 1

                         Government &     Natural                    Capital       Corporate    Global         High       Mfs Total
                         Quality Bond    Resources      Growth     Appreciation      Bond        Bond       Yield Bond     Return
                         ------------  ------------  -----------   ------------  ------------  -----------  ------------ ---------
Fund Value               $   1,071.20  $   1,057.79  $  1,093.19   $   1,105.87  $   1,038.53  $  1,050.02  $  1,012.17  $1,084.48
Annualized Total Return
Since Inception                  7.12%         5.78%        9.32%         10.59%         3.85%        5.00%        1.22%      8.45%
Period Years                    18.33         15.00        18.33          15.79          9.51         9.51         9.90       8.18

                              Asset                        Davis        Putnam     Mfs Growth &    Alliance    Global    Sunamerica
                           Allocation   Growth-Income  Venture Value    Growth        Income        Growth    Equities    Balanced
                           ----------   -------------  -------------   ---------   ------------   ----------  ---------  ----------
Fund Value                  $1,053.78    $1,073.88         $1,095.01   $1,030.15      $1,038.43    $1,080.34  $1,020.37   $1,031.83
Annualized Total Return
 Since Inception                 5.38%        7.39%             9.50%       3.02%          3.84%        8.03%      2.04%       3.18%
Period Years                     9.51         9.90              8.18        9.90           9.90         9.90       9.90        6.58

                                                     International             International
                            Federated   Aggressive    Diversified    Emerging    Growth &                   "Dogs" Of
                              Value       Growth       Equities      Markets      Income      Real Estate  Wall Street  Mfs Mid-Cap
                           ----------   ----------   -------------   --------  -------------  -----------  -----------  -----------
Fund Value                 $1,036.77      $998.62         $957.28    $908.91        $965.09    $1,027.97      $973.19      $905.99
Annualized Total Return
 Since Inception                3.68%       -0.14%          -4.27%     -9.11%         -3.49%        2.80%       -2.68%       -9.40%
Period Years                    6.58         6.58            8.18       5.58           5.58         5.58         4.75         3.75

                            Goldman
                             Sachs     Blue Chip       Growth                     Foreign     Small & Mid     Emerging
                            Research     Growth     Opportunities   Technology    Value*       Cap Value*      Growth     Comstock
                            --------   ---------    -------------   ----------   --------     -----------    ----------   --------
Fund Value                  $727.37     $704.48          $608.25      $427.44    $870.52         $942.04     $1,072.84    $971.03
Annualized Total Return
 Since Inception             -27.26%     -29.55%          -39.17%      -57.26%    -12.95%          -5.80%         7.28%     -2.90%
Period Years                   2.49        2.49             2.49         2.49       0.42            0.42          7.50       3.67

                                                                                                                         Nations
                                                                                                           Nations       Marsico
                             Growth &     Growth And        Global                         Growth        Hight Yield     Focused
                              Income      Income Lat      Growth Afs     Growth Afs      Income Afs          Bond        Equities
                            ----------    ----------      ----------     ----------      ----------      -----------     --------
Fund Value                  $1,062.42     $1,095.04        $1,045.32     $1,118.36        $1,105.51             N/A           N/A
Annualized Total Return
 Since Inception                 6.24%         9.50%            4.53%        11.84%           10.55%            N/A           N/A
Period Years                     6.02         13.06             5.67         18.91            18.91             N/A           N/A

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV. CALCULATION OF HYPOTHETICAL ANNUAL RETURN

    UNIT VALUES:

                              Government &    Natural                   Capital      Corporate                High Yield  Mfs Total
                              Quality Bond   Resources     Growth     Appreciation     Bond      Global Bond     Bond      Return
                              ------------   ---------   ----------   ------------   ---------   -----------  ----------  ----------
Inception Dates                   09/05/84     01/04/88    09/05/84      03/23/87      07/01/93     07/01/93    02/09/93    10/28/94
Inception Date Unit Value           $10.00       $10.00      $10.00        $10.00        $10.00       $10.00      $10.00      $10.00
12/31/2002                          $10.71       $10.58      $10.93        $11.06        $10.39       $10.50      $10.12      $10.84

                                 Asset                         Davis       Putnam   Mfs Growth &   Alliance     Global    Sunamerica
                              Allocation   Growth-Income   Venture Value   Growth      Income       Growth     Equities    Balanced
                              -----------  -------------   -------------  --------  ------------   --------    --------   ----------
Inception Dates                  07/01/93       02/09/93        10/28/94  02/09/93       02/09/93   02/09/93    02/09/93    06/03/96
Inception Date Unit Value          $10.00         $10.00          $10.00    $10.00         $10.00     $10.00      $10.00      $10.00
12/31/2002                         $10.54         $10.74          $10.95    $10.30         $10.38     $10.80      $10.20      $10.32


                                                      International            International
                              Federated  Aggressive    Diversified   Emerging    Growth &                    "Dogs" Of
                                Value      Growth       Equities     Markets      Income      Real Estate   Wall Street  Mfs Mid-Cap
                              ---------  ----------   -------------  --------  -------------  -----------   -----------  -----------
Inception Dates                06/03/96    06/03/96        10/28/94  06/02/97       06/02/97     06/02/97      04/01/98     04/01/99
Inception Date Unit Value        $10.00      $10.00          $10.00    $10.00         $10.00       $10.00        $10.00       $10.00
12/31/2002                       $10.37      $ 9.99          $ 9.57    $ 9.09         $ 9.65       $10.28        $ 9.73       $ 9.06

                                Goldman
                                 Sachs    Blue Chip      Growth                                  Small & Mid   Emerging
                               Research     Growth    Opportunities  Technology   Foreign Value   Cap Value     Growth     Comstock
                              ---------   ---------   -------------  ----------   -------------  -----------   --------    --------
Inception Dates                07/05/00    07/05/00        07/05/00    07/05/00        08/01/02     08/01/02   07/03/95    04/30/99
Inception Date Unit Value        $10.00      $10.00          $10.00      $10.00          $10.00       $10.00     $10.00      $10.00
12/31/2002                       $ 7.27      $ 7.04          $ 6.08      $ 4.27          $ 8.71       $ 9.42     $10.73      $ 9.71

                                                                                                                       Nations
                                                                                                         Nations       Marsico
                                Growth &      Growth And      Global                       Growth      Hight Yield     Focused
                                 Income       Income Lat    Growth Afs     Growth Afs    Income Afs       Bond*       Equities*
                                --------      ----------    ----------     ----------    ----------    -----------    ---------
Inception Dates                 12/23/96        12/11/89      04/30/97      02/08/84       02/08/84           N/A           N/A
Inception Date Unit Value         $10.00          $10.00        $10.00        $10.00         $10.00        $10.00        $10.00
12/31/2002                        $10.62          $10.95        $10.45        $11.18         $11.06           N/A           N/A